SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 12, 2003


                              ATA HOLDINGS CORP.

            (Exact name of registrant as specified in its charter)





          INDIANA                    000-21642                 35-1617970
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)

                          7337 WEST WASHINGTON STREET

                             INDIANAPOLIS, INDIANA

                                     46231

              (Address of principal executive offices) (Zip code)




      Registrant's telephone number, including area code: (317) 247-4000

                                      N/A

         (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     99.1 Presentation Data


ITEM 9.  REGULATION FD DISCLOSURE

ATA Holdings Corp. (the "Company"), formerly known as Amtran Inc., is furnishing herewith certain data being presented by one of its executive officers at the Deutsche Bank Global Transportation Conference on February 12, 2003.

The following presentation contains forward-looking information. Such forward-looking information is based upon management's current knowledge of factors affecting the Company's business. Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectation or belief is expressed in good faith and is believed to have a reasonable basis. The differences between expected outcomes and actual results can be material, depending upon circumstances.




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                                  SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ATA HOLDINGS CORP.


Date: February 12, 2003                      By:
                                                -------------------------------

                                                Name:  Kenneth K. Wolff
                                                Title: Executive Vice President
                                                       & CFO



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                                 EXHIBIT INDEX


Exhibit No.              Description of the Exhibit
-----------              --------------------------

99.1                     Presentation Data



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